UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2012

AIRGAS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9344	56-0732648
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
259 North Radnor-Chester Road, Suite 100 Radnor, PA 19087-5283
(Address of principal executive offices)

(610) 687-5253
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 23, 2012, Airgas, Inc. (the “Company”) reported its earnings for its second quarter ended September 30, 2012, as described in the press release attached as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Non-GAAP Measures:

The press release attached as Exhibit 99.1 contains certain financial measures that are not defined under U.S. generally accepted accounting principles (“GAAP”). The Company presented its Adjusted Earnings per Diluted Share financial measure to provide investors meaningful insight into the Company’s earnings performance without the impact of Business Support Center restructuring and other special charges, the gain on the sale of businesses, costs (benefits) related to Air Products’ unsolicited takeover attempt, multi-employer pension plan withdrawal charges, and income tax benefits related to the LLC reorganization and foreign tax liability true-up. The Company presented its Adjusted Operating Income and Adjusted Operating Margin financial measures to help investors assess the Company’s operating performance without the impact of Business Support Center restructuring and other special charges. The Company presented its Return on Capital financial measure to help investors assess how effectively the Company uses the capital invested in its operations. The Company presented its Adjusted Cash from Operations, Adjusted Capital Expenditures and Free Cash Flow financial measures to provide investors meaningful insight into the Company’s ability to generate cash from operations without the impact of cash expenditures related to Air Products’ unsolicited takeover attempt and multi-employer pension plan withdrawal charges, which is available for servicing debt obligations and for the execution of its business strategies, including acquisitions, the repayment of debt, the payment of dividends, or to support other investing and financing activities.

The Company’s intent is to provide non-GAAP financial information to enhance investors’ understanding of the Company’s consolidated financial statements and should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. In addition, it should be noted that the Company’s non-GAAP information may be different from the non-GAAP information provided by other companies.

Item 8.01 Other Events.

On October 23, 2012, the Company announced a new program to repurchase up to $600 million of its outstanding shares of common stock subject to the terms and conditions of the announcement. A press release announcing the repurchase program is attached as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) None

(b) None

(c) None

(d) Exhibits.

99.1 - Press Release dated October 23, 2012, reporting the Company’s earnings

99.2 - Press Release dated October 23, 2012, announcing the Company’s share repurchase program

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	October 23, 2012	AIRGAS, INC.
(Registrant)

		BY:	/s/ Thomas M. Smyth
Thomas M. Smyth
Vice President & Controller
(Principal Accounting Officer)

Exhibit Index

Exhibit 99.1	Press Release dated October 23, 2012, reporting the Company’s earnings

Exhibit 99.2	Press Release dated October 23, 2012, announcing the Company’s share repurchase program